                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006 (April 25, 2006)

                        Princeton National Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-20050                                   36-3210283
        (Commission File Number)               (IRS Employer Identification No.)

          606 South Main Street
           Princeton, Illinois                                61356
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

          On April 25, 2006, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter ended March 31, 2006. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits:

Exhibit 99.1   April 25, 2006 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRINCETON NATIONAL BANCORP, INC.
                                        (Registrant)


                                        By: /s/ Tony J. Sorcic
                                            ------------------------------------
                                            Tony J. Sorcic, President and
                                            Chief Executive Officer

Dated: April 28, 2006

                                  EXHIBIT INDEX

NUMBER   DESCRIPTION
------   -----------
 99.1    April 25, 2006 Press Release